                                                                   EXHIBIT 10.22


                       OFFICE LEASE -- FULL SERVICE GROSS
                                  GENERAL FORM

1. PARTIES. This ("Lease"), dated for reference purposes only, May 18, 1999, is made by and between SIGNATURE SERVICE, a California corporation (herein called "Lessor"), as managing agent and attorney-in-fact for the subject real property owner(s) ("Owner"(s)) and Advance Paradigm, Inc., a Delaware corporation (herein called "Lessee"), together and hereinafter referred to as (the "Parties").

2. PREMISES. Lessor does hereby lease to Lessee and Lessee hereby leases from Lessor, subject to the provisions of this Lease, that certain office space described in Exhibit "C" attached hereto (hereinafter called the "Premises") in that certain building known as Regents Park ("Project") located at 11344 Coloma Road Suite 345, Gold River, CA 95670.

3. TERM. The Term of this Lease ("Term") shall be for 60 months beginning August 1, 1999 (the "Commencement Date") and ending on the 31 day of July, 2004 (the "Termination Date"). In the event that the Lease Term is month-to-month, either party may cancel the Lease with 30 days prior written notice.

4. POSSESSION. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease, if any, are substantially completed, (2) the Project utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) five (5) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 4.

         If for any reason, Lessor cannot deliver possession of the Premises to Lessee on the Commencement Date and subject to delays caused by Lessee (paragraph 4.1) in such event Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder. In such case the Commencement Date, and likewise the Termination Date, shall be postponed until possession is tendered to Lessee. Lessee shall not be obligated to pay Rent or perform any other obligations of Lessee under the terms of this Lease until possession of the Premises is tendered to Lessee. If Lessor has not delivered possession of the Premises within ninety (30) days following said Commencement Date, Lessee may, at Lessee's option, by notice in writing to Lessor, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements).

[INITIAL STAMP]

         4.1 DELAYS CAUSED BY LESSEE. There shall be no abatement of Rent, and the ninety (90) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 4, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

         4.2 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date for any purpose including construction of tenant improvements, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the Termination Date, and Lessee shall pay Rent for such occupancy.

         4.3 UNCERTAIN COMMENCEMENT. In the event the Commencement Date is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date in a form attached hereto as Exhibit "D".

5. BASE RENT. Lessee hereby covenants and agrees to pay to Lessor as Base Rent for the Premises the sum of See Exhibit "B" ($ _____________), hereafter referred to as ("Base Rent") in advance on or before the first day of each month and every successive calendar month thereafter during the Term hereof, without prior notice or demand and without deduction or offset whatsoever, except that the first month's Base Rent shall be paid upon the execution of this Lease. Rent, as defined in Paragraph 30 herein, for any period during the Term hereof which is for less than one (1) month shall be a prorated portion thereof.

* - See Exhibit "B"

6. SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of Eight thousand five hundred twenty seven dollars 00/100 ($8,527.00). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the Term hereof. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent. If Lessee defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of any Rent, Lessor may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five (5) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore the Security Deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this Security Deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to the Lessee within ten (10) days following the expiration of the Lease Term. In the event of assignment of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

7. OPERATING EXPENSE ADJUSTMENTS.

         7.1 Lessee shall pay Lessor, as Rent, Lessee's pro rata share of the amount by which the Operating Expenses for the Comparison Year exceed the Operating Expenses for the Base Year.

The term "Base Year" shall mean the calendar year in which this Lease Term commences. "Comparison Year" shall mean each calendar year of the Term following the Base Year.


                               Page 1       Initials:  /s/CH      /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

[INITIAL STAMP]

         7.2 The term "Operating Expenses" shall mean any and all expenses incurred by Lessor in connection with the operation, maintenance and repair of the Project including, but not limited to the following: charges or fees for, and taxes on, the furnishing of electricity, fuel, water, sewer, gas, oil and other utilities; (at Lessor's sole discretion) security; pest control; cleaning of windows and exterior curtain walls; janitorial services; trash and snow removal; landscaping and repair and maintenance of grounds; salaries, wages and benefits for employees of Lessor engaged in the operation, maintenance or repair of the Project including benefits, payroll taxes and worker's compensation insurance; license fees and governmental permits; casualty and liability insurance; costs of repairing casualties or losses to the building(s), for which Lessor does not receive insurance proceeds covering the entire loss; costs for code compliance; cleaning supplies; uniforms and dry cleaning service; supplies, repairs, replacements and other expenses for maintaining and operating the Project at the time it was constructed or the installation of any device or other equipment which improves the operating efficiency of any system within the Project and thereby reduces the cost of operating said system(s); all such costs, including interest thereon, shall be amortized on a straight line basis over the useful life of the investments and prorated as per paragraph 7.5 Lessor's accounting fees and costs for the system within the Project and thereby reduces Operating Expenses; Lessor's accounting fees and costs for the preparation of statements of operating expenses or incurred in order to reduce operating expenses; legal fees with any other tenant in the project and costs relating to the operation, repair or maintenance of the Project or incurred in order to reduce operating expenses; service or management contracts with independent contractors and general overhead; administrative expenses; management fees; telephone, stationery; and the costs of any other items which, under generally accepted accounting principles constitute operating and maintenance costs attributable to any or all of the Project. "Operating Expenses" shall not include any of the following: cost of capital improvements, except as mentioned above; expenses for painting, redecorating, or other work which Lessor performs for any lessee in the Project, the expense of which is paid by such lessee; Lessor's mortgage payment(s) depreciation of the Project or other said improvements; ground rent; leasing commissions; salaries, wages or other compensation paid to officers or executives of Lessor; and income, excess profits, or franchise taxes or other such taxes imposed on or measured by the income of Lessor from the operation of the Project. If the Operating Expenses paid or incurred by the Lessor for the Comparison Year are in excess of the Operating Expenses paid or incurred for the Base Year ("Excess Expenses"), then the Lessee shall pay 4.89 percent of the increase. This percentage is the portion that the rentable area of the Premises bears to the total rentable area of the Project.

         7.3 PAYMENT. Prior to the commencement of each Comparison Year during the Term, Lessor shall estimate Lessee's share of Excess Expenses for the year, and Lessee shall pay to Lessor, on the first day of each month, in advance, with Lessee's Base Rent, one-twelfth (1/12) of Lessor's estimated amount. Lessor shall have the right, from time to time, to revise Lessor's estimate of Lessee's share of Excess Expenses by giving written notice to Lessee. Within one hundred twenty (120) days after the end of each calendar year during the Term, or as soon thereafter as is practicable, Lessor shall deliver to Lessee a statement of Operating Expenses for the year just ended, accompanied by a computation of Lessee's share of Excess Expenses for the year Failure by Lessor to provide said statements in the manner described herein shall in no way constitute a waiver of Lessor's rights to collect any amount owing to Lessor. If Lessee has overpaid its share of Excess Expenses owing pursuant to this provision, and Lessee is not in default under this Lease, Lessor shall credit Lessee the amount of such overpayment in determining Lessee's estimated payments for the following Comparison Year; provided, that in the case of an overpayment for the final year of the Term, Lessor shall refund such overpayment to Lessee promptly following the determination of Lessee's share of Excess Expenses. If Lessee has underpaid its share of Excess Expenses owing pursuant to this provision, Lessee shall pay the amount of such underpayment to Lessor as Rent within five (5) days after Lessee's receipt of the operating expense statement.

         7.4 LESSEE AUDIT. Lessee shall have the right at Lessee's expense and upon not less than forty-eight (48) hours written notice to Lessor to review at reasonable times Lessor's books and records for any fiscal year a portion of which falls within the Term for purposes of verifying Lessor's calculation of Lessee's share of Excess Expenses. Lessee shall not disclose any information regarding any audit of Lessor's records nor shall Lessee employ contingent fee auditors. In the event that Lessee shall dispute any amount set forth in any statement provided by Lessee pursuant to Subsection 7.3 above, Lessee shall have the right not later than twenty (20) days following the receipt of such statement and upon the condition that Lessee shall first deposit with Lessor the full amount in dispute, to cause Lessor's books and records with respect to such fiscal year to be audited by certified public accountants selected by Lessee subject to Lessor's reasonable right of approval. The Excess Expenses payable by Lessee pursuant to this Section 7 shall be appropriately adjusted on the basis of such audit, and credited or paid to the appropriate Party, in the manner described in Subsection 7.3, above. If the audit discloses a liability for a refund or credit by Lessor to Lessee in excess of ten percent (10%) of Lessor's previously reported figure for Lessee's share of Excess Expenses, the cost of the audit shall be borne by Lessor; otherwise the cost of the audit shall be paid by Lessee. If Lessee does not request an audit in accordance with the provisions of this Section 7.4 within twenty (20) days of receipt of Lessor's statement of Excess Expenses such statement shall be final and binding for all purposes hereof.

         7.5 PRORATION. Any Operating Expenses attributable to a period which falls only partially within the Term shall be prorated between Lessor and Lessee so that Lessee shall pay only that proration thereof which the part of such period within the Term bears to the entire period.

         7.6 SURVIVAL. Any amounts payable by Lessee for Operating Expenses which would not otherwise be due until after the date of the termination of this Lease, shall, if the exact amount is uncertain at the time that this Lease terminates, be paid by Lessee to Lessor upon the date of the termination in an amount to be determined by Lessor with an adjustment to be made once the exact amount is known.

8. USE. Lessee shall use the Premises for general office purposes and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Lessor.

         Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering said Project or part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about tile Premises which will (a) in any way obstruct or interfere with the rights of other lessees or occupants of the Project or injure or annoy them or use, (b) allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises or (c) violate any codes, laws or regulations of city, state or federal authorities. Lessee shall not commit nor suffer to be committed any waste in or upon the Premises.


                               Page 2       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

         8.1 CONDITION OF PREMISES.

                  Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession). Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Project in their as is condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and any exhibits or addendas attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises, indoor air quality and HVAC system are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representations or warranty as to the present or future suitability of the Premises, Common Areas, or Project for the conduct of Lessee's business.

9. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

                                                                 [INITIAL STAMP]

         9.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Project or are above then building standards. In addition, Lessor shall not be responsible for the installation or maintenance of telephone or computer related wire or cabling. There shall be no abatement of Rent and Lessor shall not be liable on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Project or any part thereof. Provided Lessor commences repairs within 30 days of written notice from Lessee and provided Lessor is reasonably able to commence these repairs within the 30 day period. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

         9.2 LESSEE'S OBLIGATIONS.

[INITIAL STAMP]

                  A. Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional Rent for (i) that portion of the cost of any maintenance and repair of the Premises, or any equipment, (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear and (ii) for any other costs which are incurred in on or about the Premises because of Lessee's particular use or actions beyond normal wear and tear. Lessee shall be responsible for the cost of painting, replacing, repairing and/or maintaining wall coverings or any Premises improvements that are not ordinarily a part of the Premises or that are above then Project standards including but not limited to all telephone or computer related wire or cabling. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                  B. On the last day of the Term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in good condition, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises amid in good operating condition.

         9.3 ALTERATIONS AND ADDITIONS. * See Exhibit "B"

                  A. Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, Utility Installations, or repairs in, on or about the Premises, or the Project. As used in this Section 9 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, heating or air conditioning, plumbing, and telephone and telecommunication wiring and equipment. Lessee shall be entitled to the use of its proportionate share of Building Project telecommunication service lines based on the Building Project standard allocation for the Premises usable square footage. Any additional telecommunication lines utilized by Lessee shall be subject to Lessors approval and Lessee will pay Lessor's standard fee per additional line utilized, which shall be due and payable as Rent along with Lessee's payment of Base Rent. At the expiration of the Term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been approved by Lessor, in writing, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the Term of this Lease, require that Lessee remove any part or all of the same.

                  B. Any alterations, improvements, additions or Utility Installations in or about the Premises or the Project that Lessee shall desire to make or are required to be made by the city or other governing authority because of Lessee's use or alteration, improvement, addition or Utility Installation, shall be presented to Lessor in written form, with proposed detailed plans and the cost thereof, including the cost of alterations or improvements to the common areas of the Project all of which shall be borne by Lessee unless otherwise agreed to in writing. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner. In the event Lessee utilizes any common areas for any utility installations, including but not limited to, phones or telecommunications equipment, Lessee shall do so at its sole risk. It is recommended that Lessee install a separate lock box, and such other security as Lessee deems appropriate, over any such installations as to protect Lessee's property from theft or damage. Lessee acknowledges that the common areas are not secure and any of Lessee's property placed therein requires separate security, which is the sole responsibility of the Lessee at Lessee's sole cost and expense.

                  C. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic or materialman liens against the Premises or any interest therein.

                  D. All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor


                               Page 3       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee
coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, lighting and telephone or communication systems, conduit, wiring and outlets shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease Term unless Lessor requires their removal pursuant to paragraph 9.3(A). Provided Lessee is not in Default, notwithstanding the provisions of this Paragraph 9.3(D), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Project, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 9.2.

                  E. Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations. In the event Lessee utilizes any common areas for any of its personal property, such as its telephone system and equipment, such usage of the common area shall be at Lessee's sole risk against loss, theft or damage. Lessor specifically negates any responsibility for loss, theft or damage to any of Lessee's personal property stored or otherwise existing in any building common areas. Lessor recommends that Lessee install its phone system and any other personal property or equipment within the Premises due to lack of security of the common areas. In the event Lessee utilizes any common areas as described in this paragraph 9.3(E), all personal property placed therein must be covered by Lessee's insurance pursuant to paragraph 12.2 herein.

         9.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Project for the benefit of Lessor or Lessee, or any other lessee of the Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

                                                                 [INITIAL STAMP]

10. LIENS. Lessee shall promptly pay and discharge all claims for work or labor done, supplies furnished or services rendered and shall keep the Premises free and clear of all mechanic and materialman liens in connection therewith. Lessor shall have the right to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration, or repair of the Premises by Lessee. If any such lien is filed, Lessor may, but shall not be required to take such action or pay such amount as may be necessary to remove such lien; and Lessee shall pay to Lessor as Rent any such amounts expended by Lessor within five (5) days after notice is received by Lessee of the amount expended by Lessor. In addition, Lessor may require Lessee to pay Lessor's reasonable attorney's fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

11. ASSIGNMENT AND SUBLETTING. Lessee shall not assign, transfer, mortgage or encumber this Lease or sublet all or a portion of the Premises without obtaining the prior written consent of Lessor, nor shall any assignment or transfer of this Lease be effective by operation of law or otherwise without the prior written consent of Lessor. In any such case, such consent may be withheld in the sole discretion of Lessor, except that if such assignment or sublet is to Lessee's affiliate then the provisions of paragraph 11.5 below shall govern Lessor's consent. Lessor reserves the right to condition any consent on Lessors' reasonable determination that (a) the proposed assignee or sublessee conducts a business on the Premises of a quality substantially equal to that of Lessee, consistent with the general character of a professional office use and not in violation of any exclusives or rights then held by other lessees, (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of the Lease or of such assignment of subletting, whichever is greater and (c) Lessors lender does not object to the assignment or sublease in their reasonable discretion. In the event that Lessee desires to assign this Lease, sublet the Premises, or permit occupancy of use of the Premises or any part thereof by another party or parties, Lessee shall provide Lessor with thirty (30) days advance written notice of Lessee's bona fide proposed assignment or subletting of all or any part of the Premises. Lessor shall have the right, at its option during said thirty (30) day period, to (a) release Lessee from this Lease for such space,
(b) sublet all or any part of the Premises from Lessee at the same Rental Lessee is paying Lessor, with the right to further sublease such space or (c) refuse to consent to Lessee's assignment or subletting of such space and to continue this Lease in full force and effect as to the entire Premises.

         11.1 LESSEE AFFILIATE. Notwithstanding the provisions of this Section 11, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         11.2 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

                  A. Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Rent and other sums due Lessor hereunder including Lessee's share of Excess Expenses, and to perform all other obligations to be performed by Lessee hereunder.

                  B. Lessor may accept Rent from any person other than Lessee pending approval or disapproval of such assignment or sublease.

                  C. Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of Rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms of conditions of this Section 11 of this Lease.

                  D. If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                  E. The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such


                               Page 4       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee
persons from liability under this Lease or said sublease: however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

                  F. In the event of any default under this Lease or any Sublease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                  G. Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                  H. The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

         11.3 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  A. Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such Rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the Rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the Rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the Rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such Rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such Rents so paid by said sublessee to Lessor.

                  B. No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of a sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation in this Lease to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented to in writing.

         11.4 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do. Lessee shall pay Lessor's reasonable costs amid expenses incurred in connection therewith, including attorneys, architects, engineers or other consultants fees which shall in no event be less than $100.00 and shall not exceed $500.00 without Lessor notifying Lessee.

12. INSURANCE AND INDEMNITY.

         12.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term of this Lease a policy of Commercial General Liability insurance utilizing Insurance Services Office (ISO) CG 00 00 01 OCCURRENCE FORM, or equivalent, in an amount not less than $1,000,000 per occurrence and aggregate or in a greater amount as reasonably determined by Lessor. Should Lessee utilize special chemicals or pollutants on or about the Premises, then Lessee must provide POLLUTION LEGAL LIABILITY INSURANCE in a form and amount as required by Lessor, but in no event less than $1,000.000. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

         12.2 PROPERTY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the Term of this Lease for the benefit of Lessee, Insurance Services Office (ISO) form(s) Cause of Loss - Special (CP 10
30) or equivalent, Endorsement (CP 10 39) Sprinkler Leakage - Earthquake Extension, (CP 10 40) Cause of Loss - Earthquake Form, and (CP 10 41) Earthquake Inception Extension or their equivalent. Said policies shall cover the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and Lessee improvements.

         12.3 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under this Section 12 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof. All policies shall name Lessor, the Premises owner, and any other parties reasonably requested by Lessor as additional insured.

         12.4 WAIVER OR SUBROGATION. Lessee hereby releases Lessor, and waives its entire right of recovery against Lessor, for direct or consequential loss, damage or expense arising out of or resulting from fire, explosion or other casualty or occurrence incurred by Lessor, which loss, damage or expense IS THEN COVERED IN WHOLE OR IN PART BY THE INSURANCE MAINTAINED, OR REQUIRED TO BE MAINTAINED PURSUANT TO THIS LEASE, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary, all property insurance policies required under this Lease shall be endorsed to so provide.

         12.5 INDEMNITY. Lessee shall indemnify and hold harmless Lessor and its agents. Lessor's master or ground lessor, if any, partners and lenders, affiliates, subsidiaries or any other entities or persons involved in the management or ownership of the Project (including all officers, directors and shareholders of the same), from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or


                               Page 5       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

                                                                 [INITIAL STAMP]

negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         12.6 EXEMPTION OF LESSOR FROM LIABILITY. Except for the gross negligence or willful misconduct or Lessor, Lessee hereby agrees that Lessor, Lessor's master or ground lessor, if any, partners and lenders, affiliates, subsidiaries or any other entities or persons involved in the management or ownership of the Project (including all officers, directors and shareholders of the same) together and collectively in this Paragraph 12.6 referred to as ("Lessor") shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Project. Lessor's liability under this Lease shall be limited to Lessor's actual interest in the Project.

         12.7 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this Section 12 are adequate to cover Lessee's property or obligations under this Lease.

[INITIAL STAMP]

13. SERVICES AND UTILITIES. Provided that Lessee is not in default hereunder, Lessor agrees to furnish to the Premises Monday through Friday, 8:00 a.m. to 6:00 p.m. and Saturday 10:00 a.m. to 2:00 p.m., during generally recognized business days, subject to the rules and regulations of the Project of which the Premises are a part in such reasonable quantities as in the judgment of Lessor is reasonably necessary for the comfortable occupancy of the Premises for general office purposes: (a) electricity for normal lighting; (b) the electricity for fractional horsepower office machines 24 hours per day, 365 days per year; (c) heat and air conditioning; and (d) janitorial service 5 days per week as scheduled by Lessor. Lessor shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Project of which the Premises are a part. Lessor shall not be liable for, and Lessee shall not be entitled to, any reduction of Rental by reason of Lessor's failure to furnish or interruption of any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Lessor or by wear and tear, tenant usage, overload or building design. Lessor shall not be liable under any circumstances for a loss of or injury to property or Lessee's business, however occurring, through or in connection with or incidental to failure to furnish or the interruption of any of the foregoing. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Lessor, upon 30 days written notice to Lessee reserves the right to install supplementary air conditioning units in the Premises and the reasonable cost thereof, including the cost of installation, and the reasonable cost of operation and maintenance thereof shall be paid by Lessee to Lessor upon demand by Lessor.

         Lessee will not, without written consent of Lessor, use any apparatus or device in the Premises, including, but without limitation thereto, punch card machines and/or any machines using in excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connect with electrical current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Lessee shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, or if Lessee requires the use of any service or utilities described herein beyond the hours described in this Section 13, Lessee shall first cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by the Lessee and Lessee agrees to pay to Lessor promptly upon demand therefor by Lessor for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

14. REAL PROPERTY TAXES.

         14.1 PAYMENT OF TAXES. Lessor shall pay the Real Property Tax, as defined in paragraph 14.3, applicable to the Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 7.2, except as otherwise provided in paragraph 14.2.

         14.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in Real Property Tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Excess Expenses are payable under paragraph 7.2 the entirety of any increase in Real Property Tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         14.3 DEFINITION OF REAL PROPERTY TAX. As used herein, the term "Real Property Tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Project or in any portion thereof, as against Lessor's right to Rent or other income therefrom, and as against Lessor's business of leasing the Project. The term "Real Property Tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "Real Property Tax", or (ii) the nature of which was hereinbefore included within the definition of "Real Property Tax", or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Project or which is added to a tax or charge hereinbefore included within the definition of Real Property Tax by reason of such change of ownership,


                               Page 6       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee
or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         14.4 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 14.2 or 14.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         14.5 PERSONAL PROPERTY TAXES.

                  A. Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                  B. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

15. OPTIONS.

         15.1 DEFINITION. As used in this Lease, the word "Option" has the meaning as described in an Addenda or Amendment, if any, to the Lease.

         15.2 OPTIONS PERSONAL. Each Option granted to Lessee, if any, is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 11.1 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         15.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple Options to extend or renew this Lease a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

         15.4 EFFECT OF DEFAULT ON OPTIONS.

                                                                 [INITIAL STAMP]

                  A. Lessee shall have no right to exercise an Option, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 19.1 (C) or 19.1 (D) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee two (2) or more notices of default under paragraph 19.1 (C), or paragraph 19.1 (D), only if the defaults are not cured within 30 days, during any one year period the Term of the Lease, or (iv) if Lessee has committed any non-curable breach, including, without limitation, those described in paragraph
19.1 (B), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

                  B. The period of time within which an Option in favor of Lessee may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option for any reason.

                                                                 [INITIAL STAMP]

                  C. All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the Term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 19.1 (D) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee two (2) or more notices of default under paragraph 19.1 (C), or paragraph 19.1 (D), with any one year period, or
(iv) if Lessee has committed any non-curable breach, including without limitation if the defaults are not cured within 30 days those described in 19.1
(B) and (F), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

16. SECURITY MEASURES - LESSOR'S RESERVATIONS.

                  A. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. No security or protection of any kind is provided for the common areas throughout the Project. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 7.

                  B. Lessor shall have the following rights:

                           1. To change the name, address or title of the
Project in which the Premises is located upon not less than ninety (90) days prior written notice to Lessee;

                           2. To, at Lessor's expense, provide and install
Project standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                           3. To permit any lessee the exclusive right to
conduct any business as long as such exclusive right does not conflict with any rights expressly given herein;

                           4. To place such signs, notices or displays as Lessor
reasonably deems necessary or advisable upon the roof, exterior of the Project or on pole signs in the Common Areas;

                  C. Lessee shall not:

                           1. Use a presentation (photographic or otherwise) of
the Project or its name in connection with Lessee's business (without Lessor's prior written consent);


                               Page 7       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

                           2. Suffer or permit anyone, except in emergency, to
go upon the roof of the Project.

17. LESSOR'S ACCESS.

         17.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services requited of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits throughout the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises.

         17.2 All activities of Lessor pursuant to this paragraph shall be without abatement of Rent, nor shall Lessor have any liability to Lessee for the same.

         17.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

18. DAMAGE OR DESTRUCTION.

         18.1 DEFINITIONS. The following Definitions "A" through "G" shall have the same meaning throughout the Lease as they do in this Section 18.

                  A. "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                  B. "Premises Project Partial Damage" shall mean if the Project of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Project.

                  C. "Premises Project Total Destruction" shall mean if the Project of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Project.

                  D. "Project" shall mean the site and all of the buildings located thereon.

                  E. "Project Total Destruction" shall mean if the Project buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Project buildings.

                  F. "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 12. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  G. "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

         18.2 PREMISES DAMAGE; PREMISES PROJECT PARTIAL DAMAGE.

                  A. Insured Loss: Subject to the provisions of paragraphs 18.4 and 18.5, if at any time during the Term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Project Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or lessee improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                  B. Uninsured Loss: Subject to the provisions of paragraphs
18.4 and 18.5, if at any time during the Term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Project Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         18.3 PREMISES PROJECT TOTAL DESTRUCTION: PROJECT TOTAL DESTRUCTION. Subject to the provisions of paragraphs 18.4 and 18.5 if at any time during the Term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Project Total Destruction, or (ii) Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or lessee improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

         18.4 DAMAGE NEAR END OF TERM.

                  A. If at any time during the last twelve (12) months of the Term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of the occurrence of such damage.


                               Page 8       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

                  B. Notwithstanding paragraph 18.3, in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or Lessee improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         18.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                  A. In the event Lessor repairs or restores the Project or Premises pursuant to the provisions of this paragraph 18 and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the Rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (i) the damage was not the result of the negligence of Lessee, and (ii) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of Rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                                                                 [INITIAL STAMP]

                  B. If Lessor shall be obligated to repair or restore the Premises or the Project under the provisions of this paragraph 18 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within four (4) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                  C. Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

         18.6 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

19. DEFAULT; REMEDIES.

         19.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee;

                  A. The vacation or abandonment of the Premises by Lessee. Vacation or abandonment of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, if rent is not paid:

                  B. The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 8 (Use), 9.3 (Alterations and Additions), 10 (Liens), 11 - 11.5 (Assignment and Subletting), 19.1 (A) (vacation or abandonment), 19.1
(e) (insolvency), 19.1 (f) (false statement), 22 (Estoppel Certificate), 24 (b) (Subordination), 39 (Auctions), 47 (Easements), and 55 (Hazardous Wastes) all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof;

                                                                 [INITIAL STAMP]

                  C. The failure by Lessee to make any payment of Rent or any other monetary payment required to be made by Lessee hereunder for five (5) days after written notice by Lessor of nonpayment;

                  D. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (B) and (C), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided. however, Lessee must proceed and use its best efforts to cure the default within forty-eight (48) hours of receipt of the notice and that if the nature of Lessee's noncompliance is such that more than thirty (30) day's are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within forty-eight (48) hours from receipt of the notice and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes;

                  E. (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors: (ii) Lessee becoming a "debtor" as defined in 11 U.S.C., Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution of other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 19.1(E) is contrary to any applicable law, such provision shall be of no force or effect; or

                  F. The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false or an act or omission of Lessee which constitutes a violation of law or an illegal activity.

         19.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default;

                  A. Terminate Lessee's right to possession of the Premises by a lawful means, in which case this Lease and the Term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent for the balance of the term after the time of such award exceeds the


                               Page 9       Initials:  /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

                                                                 [INITIAL STAMP]

amount of such Rental loss for the same period that Lessee proves could be reasonably avoided; including by reletting the leasing commission paid by Lessor to release the Premises and which is applicable to the unexpired Term of this Lease.

                  B. Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

                  C. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of that state wherein the Premises are located. Unpaid installments of Rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due in accordance with paragraph 28 herein.

         19.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

         19.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Excess Expenses or other Rent due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Project. Accordingly, if any installment of Base Rent, Lessee's share of Excess Expenses, or any other Rent due from Lessee shall not be received by Lessor or Lessor's designee by the fifth (5th) day of any month in which Rental is due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

20. CONDEMNATION. If the Premises or any portion thereof or the Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance within the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and Lessee's Share of Excess Expenses shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of Rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority of all or a portion of the Project, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Project. Any award for the taking of all or any part of the Premises or the Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized Lessee improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

21. BUILDING PLANNING.

                                                                 [INITIAL STAMP]

22. ESTOPPEL CERTIFICATE.

                  A. Each Party (as "responding party") shall at any time upon not less than ten (10) days prior written notice from the other Party ("requesting party") execute, acknowledge and deliver to the requesting Party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding Party's knowledge, any uncured defaults on the part of the requesting Party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Project or of the business of Lessee.


                              Page 10        Initials: /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

                  B. At the requesting Party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the Party who is to respond, without any further notice to such Party, or it shall be conclusive upon such Party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting Party, (ii) there are no uncured defaults in the requesting Party's performance, and (iii) if Lessor is the requesting Party, not more than one month's Base
Rent has been paid in advance.

                  C. If Lessor desires to finance, refinance, or sell the Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

23. BROKER'S FEE.

                  A. The brokers involved in this transaction are NONE as "listing broker" and Collier Iliff Thorn as "cooperating broker", licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both Parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of Ten thousand two hundred thirty three dollars 54/100, ($10,233.54) for brokerage services rendered by said broker(s) to Lessor in this transaction.

                  B. Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 23(A), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party. Lessee agrees that Lessor shall not be responsible for any future broker fees related to this transaction, as it may relate to Lessee's renewal of the Lease, if said broker is solely representing Lessee.

                                                                 [INITIAL STAMP]

24. SUBORDINATION. This Lease shall be subject and subordinate at all times to the lien of any mortgage or deed of trust or other encumbrance(s) which may now or which may at any time hereafter be made upon the Project of which the Premises is a part or any portion thereof, or upon Lessor's interest therein. This clause shall be self-operative, and no further instrument of subordination shall be required to effect the subordination of this Lease. Nonetheless, in confirmation of such subordination, Lessee shall execute and deliver such further instrument(s) subordinating this Lease to the lien of any such mortgage or deed of trust thereby. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust on the Premises or Project, Lessee shall be bound to the transferee at the option of the transferee, under the terms, covenants and conditions of this Lease for the remaining Term, including any extensions or renewals, with the same force and effect as if the transferee were Lessor under this Lease, and, if requested by such transferee, Lessee agrees to attorn to the transferee as its Lessor. The holder of any mortgage or deed of trust encumbering the Project shall have the right, unilaterally, at any time to subordinate fully or partially its mortgage or deed of trust or other security instrument to this Lease on such terms and subject to such conditions as such holder may consider appropriate in its discretion. Upon request Lessee shall execute and deliver an instrument confirming any such full or partial subordination.

25. PARKING. Lessee shall have the right to use, in common with other lessees or occupants of the Project, the parking facilities of the Project, subject to the monthly rates (if any), rules and regulations, and any other charges of Lessor for such parking facilities which may be established or altered by Lessor at any time or from time to time during the term thereof. In no event shall Lessee utilize more parking stalls than are available to Lessee is determined by the useable square footage of the Premises and the parking ratio of the Building.

26. LESSOR AND OWNER(S) LIABILITY. Lessor and Owner's liability under this
Lease is limited to its actual ownership interest in the Project. Lessee expressly agrees that the obligations and liability of Lessor and Owner(s) under this Lease and all executed documents related thereto shall not constitute personal obligations of Lessor and its agents, Owner(s), Lessor's master or ground Lessor, partners and lenders, affiliates, subsidiaries or any other entities or persons involved in the management or ownership of the Project (including all officers, directors and shareholders of the same).

27. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

                                                                 [INITIAL STAMP]

28. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the lesser of 10% the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

29. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

30. ADDITIONAL PROVISION REGARDING RENTAL. All monetary obligations of Lessee to Lessor under the terms of this Lease including, but not limited to, Lessee's Share of Excess Expenses and any other expenses and sums payable by Lessee hereunder shall be payable and referred to throughout this Lease as ("Rent", "Rental" or "Rentals"). Any payments of Rent may be applied to any past due balance, before current charges, at Lessor's sole option.

31. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the Parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective even if such writings or understandings are materially different than those contained herein. This Lease may be modified in writing only, signed by the Parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker, if any, listed in paragraph 24 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and


                              Page 11        Initials: /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee
the compliance thereof with all applicable laws and regulations in effect during the Term of this Lease.

32. NOTICES. Any notice required or permitted to be given hereunder must be in writing and must be given by either certified or registered mail, return receipt requested, or by personal delivery, and shall be deemed sufficiently given if delivered or addressed (if mailed) to Lessee or to Lessor at the address below the signature of the respective Parties or to the Premises, if the notice is to Lessee, and no address is below Lessee's signature on the signature page of this Lease. However, any notice from Lessee whereby Lessee is exercising an Option, if any, or a notice describing a Lessor default must be sent via certified or registered mail, return receipt requested or by personal delivery with a written verification of receipt from the Property Manager or an officer of Lessor. Mailed notices shall be deemed given upon actual receipt at the address required, or three (3) working days following deposit in the U.S. mail, postage prepaid, whichever first occurs. Either Party may, by notice to the other, specify a different address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder must be concurrently transmitted to such Party or Parties at such addresses as Lessor may from time to time designate either in writing or under Lessor's signature block on the signature page of this Lease.

33. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of Rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular Rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such Rent.

34. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

35. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

36. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

37. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 26, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Project is located and any litigation concerning this Lease between the Parties hereto shall be initiated in the county in which the Project is located.

38. ATTORNEY'S FEES,

                  A. If either Party herein brings an action or proceeding to enforce this Lease or any provision hereof, or declare rights hereunder, the prevailing Party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorney's fees, consultants fees and General Administration costs and expenses to be paid by the non-prevailing Party as fixed by the court. The attorney's fees and other costs award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all fees and costs reasonably incurred in good faith, including reasonable fees of Lessor's in-house counsel.

[INITIAL STAMP]

                  B. Lessee agrees to pay Lessor $350.00 for its costs and expenses incurred in the preparation and service of a Notice of Default. Three-Day Notice to Pay Rent or Quit or similar notice whether or not a legal action is subsequently commenced in connection with such notice. Lessee agrees that $350.00 is a fair and reasonable estimate of the costs and expenses that will be incurred by Lessor in the preparation and service of said notice and agrees that Lessor may include said $350.00 charge in said notice(s) as additional rent due and payable to cure said default, in addition to, Late Fees, Excess Expenses and all other monetary sums then unpaid and owing by Lessee to Lessor.

39. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

40. SIGNS. Lessor may, at any time, place on or about the Premises, or the Project, any ordinary "For Sale" signs and Lessor may, at any time, during the last one hundred twenty (120) days of the Term hereof, place on or about the Premises any ordinary "For Lease" signs. Lessee shall not place any sign upon the Premises or the Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Project.

41. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

42. CONSENTS. Except for paragraphs 39 (auctions) and 40 (signs) hereof, and when Lessor has its "sole discretion", wherever in this Lease the consent of one Party is required to an act of the other Party, such consent shall not be unreasonably withheld or delayed.

43. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

44. QUIET POSSESSION. Upon Lessee paying the Rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee's shall have quiet possession of the Premises for the entire Term hereof subject to all of the provisions of this Lease.

45. HOLDING OVER. If Lessee remains in possession of the Premises or any part thereof after the expiration of the Term hereof, with the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a Rental in an amount equal to One Hundred Fifty Percent (150%) of the then monthly Rental, plus all other charges payable hereunder, and all Options, if any, shall terminate and shall be of no further affect during said month-to-month tenancy.


                              Page 12        Initials: /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

46. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations that Lessor shall from time to time promulgate. Lessor reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any said rules by any other lessees or occupants.

47. EASEMENTS.

         47.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.

         47.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Project, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

48. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

49. WAIVER OF TRIAL BY JURY. The Parties hereby knowingly, voluntarily and intentionally waive any right that either Party may have to a Trial by Jury in respect of any litigation based hereon, or arising out of, under or in connection with the premises, this Lease or any documents executed in connection herewith, or in respect of any course of conduct, statements (whether oral or written), or actions of either Party. This provision is a material inducement for each of the Parties to enter into this Lease.

50. AUTHORITY. If Lessee is a corporation, trust, LLC, general or limited partnership or other legal entity, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust, LLC or partnership, Lessee shall, within thirty
(30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

51. CONFLICT. Any conflict between this Lease and its Exhibit(s) or Addenda(s), if any, the Exhibit(s) or Addenda(s) shall control and prevail. In the event of a conflict between any typewritten or handwritten provisions the handwritten provisions, if any, shall control and prevail.

52. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both Parties. In the event Lessor delivers a copy of this Lease executed by Lessor to Lessee, for Lessee's signature, Lessee shall have three (3) days to deliver the Lease back to Lessor fully executed, without alterations. Otherwise, this Lease shall become void, have no force or affect and neither Party shall have any obligation to the other.

53. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Project.

54. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

55. HAZARDOUS WASTES. Lessee shall not generate. handle, store or dispose of hazardous or toxic materials in violation of any federal, state or local law, ordinance or regulation in, on or about the Premises, or the Project.

56. FINANCIAL STATEMENTS. Lessee, from time to time, within ten (10) days of receipt of Notice from Lessor, shall deliver to Lessor current and historical financial statements.

57. APPLICATION OF COVENANTS TO AGENT AND OWNER. Lessee stipulates and agrees that all covenants contained in this Lease which are for the benefit of Lessor apply equally to the Owner(s) including, but not limited to, Paragraphs 12.1 through 12.7 and Paragraph 26 of this Lease.

58. AGENCY AND ASSIGNMENT. Lessee consents and stipulates to SIGNATURE SERVICES acting as managing agent in the capacity of Lessor, on behalf of the Owner(s) and further acknowledges that SIGNATURE SERVICES has been appointed attorney-in-fact for the Owner(s), to act on its behalf as Lessor pursuant to the terms and conditions of this Lease. In addition, upon a default by Lessee, Lessee stipulates and agrees that the Owner(s) shall have the right to assign this entire lease to SIGNATURE SERVICES for the express purpose of enforcing the terms and conditions of this Lease against Lessee, including filing and prosecuting an action against Lessee to judgment, collection of the judgment, costs, expenses and reasonable attorneys fees in connection therewith. Further. Lessee waives the right to challenge the fact of agency, the authority of SIGNATURE SERVICES, to act on behalf of the Owner(s) and the assignment contemplated in this Paragraph.

59. ATTACHMENTS. Attached hereto are the following documents, which constitute a part of this Lease:

          Exhibit "A":        Rules and Regulations

          Exhibit "B":        Addendum

          Exhibit "C":        Floor Plan

          Exhibit "D":        Memorandum of Lease Commencement


                              Page 13        Initials: /s/ CH     /s/ MRS
                                                       ------     -------
                                                       Lessor     Lessee

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY LESSOR AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; LESSEE SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR:                                          LESSEE:

                                                 Advance Paradigm, Inc., a
SIGNATURE SERVICES, a California Corporation     Delaware corporation
                                                 ----------------------------

By:   /s/ CHAD HORNING                           By: /s/ MARK R. STORY for
      ----------------                               ------------------------
      Chad Horning                                   Signature

                                                     Jon S. Halbert
Its:  Vice President                                 ------------------------
                                                     Name (Please Print)

                                                     Executive Vice President/
Date:      6/3/99                                    Chief Operating Officer
      ---------------                                -------------------------
                                                     Title

Executed at Newport Beach, California


                                                 ----------------------------
SEND RENT AND ALL NOTICES TO:


4425 Jamboree Road, Suite 250                    By:
Newport Beach, Ca 92660                             ------------------------
Attn:  Chad Horning                                 Signature

                                                     ------------------------
                                                     Name (Please Print)

                                                     -------------------------
                                                     Title

                                                 ----------------------------

                                                 By:
                                                     ------------------------
                                                     Signature

                                                     ------------------------
                                                     Name (Please Print)

                                                     -------------------------
                                                     Title

                                                 Date:
                                                       -----------------------

                                                 Executed at:
                                                              ----------------

                                                 (ALL NOTICES WILL BE SENT TO
                                                 THE ADDRESS THAT APPEARS ON
                                                 THE FIRST PAGE OF THIS LEASE
                                                 AGREEMENT UNLESS A DIFFERENT
                                                 ADDRESS IS FILLED IN BELOW).


                                                 Address:
                                                          --------------------

                                                 City:
                                                       -----------------------

                                                 State:      Zip Code:
                                                        ----           -------



                                    Page 14           Initials:          /s/ MRS
                                                                ------   -------
                                                                Lessor   Lessee

                                   EXHIBIT "A"


           RULES AND REGULATIONS FOR OFFICE LEASE - FULL SERVICE GROSS
                                  GENERAL RULES


1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Project.

4. Lessee shall not keep animals or birds within the Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Project.

9. Lessee shall not suffer or permit anything in or around the Premises or Project that causes excessive vibration or floor loading in any part of the Project.

10. Furniture, significant freight and equipment shall be moved into or out of the Project only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Project arising from any such activity.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Project, except as approved by Lessor.

12. Lessor reserves the right to close and lock the Project on Saturdays, Sundays and legal holidays, and on other days between the hours of 6 p.m. and 7 am. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades, awnings, signs, advertisements, etc. shall be installed or used by Lessee in any window or exterior of the Project.

15.      No Lessee, employee or invitee shall go upon the roof of the Project.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas designated by Lessor or by applicable governmental agencies as non-smoking areas.

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, commercial cooking or food preparation.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessor reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

23. Lessee shall provide and cause all Lessee's employees, agents, etc., utilizing Lessee's space to use carpet protectors under office chairs.

24. If Lessee requires burglar alarm and/or other alarm/security service, it shall first obtain, and comply with Lessor's instructions. Any such service shall be at Lessee's sole cost and expense.


                                     Page 1

                                                      Initials: /s/ CH   /s/ MRS
                                                                ------   -------
                                                                Lessor   Lessee

25. Lessee shall not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating, and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Lessee has actual notice, and shall refrain from attempting to adjust controls. Lessee shall keep corridor and exterior doors closed.

26. Lessor reserves the right, exercisable with 30 days written notice and without liability to Lessor, to change the name of the Building.

27. Lessee shall comply with all safety, fire extinguisher, fire protection and evacuation procedures and regulations established by Lessor or any governmental agency.

28. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Project and its occupants. Lessee agrees to abide by these and such rules and regulations.


                                  PARKING RULES


1. Parking areas shall be used only for parking by vehicles no longer than full size passenger automobiles herein called "Permitted Size Vehicles". Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles".

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Lessor reserves the right to relocate all or part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent off-site location(s), and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

4. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

5. Unless otherwise instructed, every person using the parking is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

6. The maintenance, washing, waxing or cleaning of vehicles in the parking or Common Areas is prohibited.

7. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

8. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

9. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.


                                     Page 2

                                                      Initials: /s/ CH   /s/ MRS
                                                                ------   -------
                                                                Lessor   Lessee

                                   EXHIBIT "B"
                                ADDENDUM TO LEASE


THIS ADDENDUM TO LEASE ("Addendum") is attached to and made a part of that certain Lease dated May 18, 199 by and between SIGNATURE SERVICES, a California Corporation ("LESSOR") and Advance Paradigm Inc., a Delaware corporation ("Lessee") for the lease of the Premises at Regents Park, located at 11344 Coloma Road, Suite 345, Gold River, California, 95670, Commencing August 1, 1999. In the event of any conflict or inconsistency between the terms and provisions of this Addendum and the terms and provisions of the Lease, the terms and provisions of this Addendum shall control. Capitalized terms used herein shall have the same meaning as set forth in the Lease, unless otherwise defined herein.


1.       TENANT IMPROVEMENTS:


         Lessor agrees to provide for the following tenant improvements at Lessors sole cost and expense. Except for the improvements listed below, Lessee agrees to accept the Premises in it "AS IS" condition.

         Lessor shall at its sole cost and expense provide the following tenant improvements.

         a.       Remove partitions as shown on Exhibit "C".

         b.       Carpet and paint suite in Lessor's standard finishes.

         c. Lessor shall construct 12 lineal feet of wall to demise the computer room.

         d. Provide approximately 13 power poles to Lessee's free standing partitions, each pole shall service 4 work station with 12 amps per pole.

         e.       Provide 2 dedicated 20 amp circuits in the data center.

2.       BASE RENTAL:

         August 1, 1999 - July 31, 2001 = $8527.95 per month
         August 1, 2001 - July 31, 2002 = $8869.06 per month
         August 1, 2002 - July 31, 2003 = $9223.83 per month
         August 1, 2002 - July 31, 2004 = $9592.78 per month

         3.       RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE

         A. Provided Lessee is not in default under the Lease, Lessor agrees that prior to renting any suite immediately adjacent to the Premises (the "First Refusal Space") to a third (3rd) party, Lessor will submit to Lessee the terms under which Lessor is willing to accept a lease from a third party (the "Offered Lease"). On or before the fifth (5th) business day after the date of such submission, Lessee will have (the "Refusal Right") to send Lessor a notice stating that Lessee elects to rent the First Refusal Space upon the identical terms and conditions set forth in the Offered Lease (the "Offered Lease Terms") or the rent then if effect on Lessees exciting space whichever is less. The notice must be actually received by Lessor within the five (5) day period.

         B. If Lessee duly and timely exercises its First Refusal Right, Lessor and Lessee will promptly (and in any event within five
                  (5) business days after Lessor's receipt of Lessee's notice) enter into a Lease for the First Refusal Space (the "New Lease") on the Offered Lease Terms or the rent then in effect on Lessees exciting space whichever is less. If, for any reason, Lessee fails to duly and timely exercise the First Refusal Right, or if Lessee properly exercises it but thereafter, for any reason, (except for Lessor's fault) does not timely enter into the New Lease, Lessor will be free to rent the First Refusal Space to another lessee and the First Refusal Right and Lessor's obligation under this Article will be null and void and without further force and effect throughout the remainder of the Term of this Lease and any extensions thereof. In addition, in the event Lessee properly exercises its right

                                                                 [INITIAL STAMP]

[INITIAL STAMP]   and, as described above, does not enter into the New Lease then

         C.       Notwithstanding anything to the contrary in this Article;

[INITIAL STAMP]   I.

                  ii. Lessee agrees that any default under this Lease will be deemed and constitute a like default under the New Lease.


4.       OPTION TO TERMINATE

         A. Termination Date. Provided Lessee is not in default under this Lease and subject to paragraph 15 of this Lease, Lessee shall have an Option (the "Termination Option") to terminate this Lease, effective as of July 31, 2001 July 31, 2002 July 31, 2003 July 31, 2004 (the "Termination Date") subject to the following terms and conditions:

         I. Notice. Lessee gives Lessor a written notice of Lessee's election to exercise the Termination Option, which notice must be received by Lessor not later than months 4 prior to the Termination Date; and

[INITIAL STAMP]

         B.       Terms. If Lessee timely and properly exercises the Termination
[INITIAL STAMP]   Option, (I) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date;
                  (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive


         5.       SECURITY DEPOSIT:

                  Lessor shall refund the security deposit to Lessee after the payment of the fourth month rent provided that there is no uncured default under the Lease.


         6.       ALTERATIONS (9.3):

                  If Lessor requires Lessee to remove any tenant improvements, Lessor will notify Lessee at the time Lessor provides it consent to said improvements.


         7.       ADA AND ACCESSIBILITY CODE COMPLIANCE:

                  With respect to any and all improvements, maintenance, etc. Related to the Americans With Disabilities Act and / or Accessibility Code requirements, as may be amended from time to time, Lessee agrees to be responsible for the cost and expense of all future improvements, maintenance, etc. In Lessee's suite / Premises. Lessor shall be responsible for the cost and expense of all improvements, maintenance, etc. related to the common areas of the building provided, however, that such improvements, Maintenance, etc. is not caused or occasioned by Lessee's use, action or inactions.


                                                                 [INITIAL STAMP]

8.       OPERATING HOURS:

         Operating hours for the Premises shall be as follows:

         Monday through Friday    7am to 12am
         Saturday:                7am to 12am
         Sunday                   7am to 12am


         Because Lessee's hours of operation are more than provided for in the lease. Lessee agrees to reimburse Lessor for the cost of such excess utility usage based on the following formula and assumptions:

         ASSUMPTIONS:

         Lessor's estimate of utility cost for the building for one year     $23,229
         (Subject to change):

         Percentage allocations of cost for the Premises:                         80%
         (20% allocated for common area / after hours)

         Total excess hours of operation per year:                             1,924

         Total normal work hours per standard / lease per year:                2,808

         Square footage of Premises:                                           6,317

         FORMULA: (All numbers are annual, unless noted)

         Total Building Bill:                                             $23,233.00
         x 80%                                                                    80
                                                                          ----------
         Adjusted Bill:                                                    18,578.40

         Adjusted Building Bill:                                          $18,578.40
            Actual Working Hours                                                2808
                                                                          ----------
         Cost Per Hour                                                        6.6162

         Cost Per Hour:                                                   $     6.62
            Bldg. Sq. Ft.                                                      16016
                                                                          ----------
         Cost Per Sq. Ft. Per Hour:                                           .00041

         Cost Per Sq. Ft. Per Hour:                                       $   .00041
         x Premises Sq. Ft.                                                    6,317
                                                                          ----------
         Total Cost Per Hour:                                                 2.6096

                                                                 [INITIAL STAMP]

Total Cost Per Hour:                                                      $   2.6096
x Excess Hours                                                                 1.924
                                                                          ----------
Annual Cost:                                                                5020.019

Annual Cost:                                                              $ 5020.019
  12 months                                                                       12
                                                                          ----------
Cost Per Month                                                            $   481.40


9.       COMMISSION:

         Lessor agrees to pay brokerage commission for the initial two years of the lease as Lessee has an option to terminate at that date. In the event Lessee does not terminate the lease, and provided that Lessee has not defaulted on the payment of Rent, Bruce Hohenhaus of Colliers International Shall be paid commission as follows:

         August 1, 2002 - July 31, 2002  $5321.43
         August 1, 2002 - July 31, 2003  $5534.29
         August 1, 2003 - July 31, 2004  $5755.66


LESSOR:

Signature Services                  Advance Paradigm Inc., a Delaware
a California Corporation            corporation

BY: /s/ CHAD HORNING                BY: /s/ MARK R. STORY for
    ---------------------------         ---------------------------
    Chad Horning/Vice President         Jon S. Halbert/Executive Vice President/
                                        Chief Operating Officer



DATE:     6/3/99                    DATE:     5/28/99
    ---------------------------           -------------------------

                            FIRST AMENDMENT TO LEASE


THIS FIRST AMENDMENT TO LEASE ("Amendment") is entered into by and between Signature Services a California Corporation ("Lessor") and Advance Paradigm Inc. A Delaware corporation with respect to that certain Lease for office space located at 11344 Coloma Road suite 345, Gold River, CA 95670 dated May 18, 1999 by and between Lessor and Lessee hereinafter referred to as (the "Lease"). Capitalized terms used herein shall have the same meaning as set forth in the Lease unless otherwise defined herein.

NOW, THEREFORE, in consideration of the mutual covenants contained here in, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Lease in the following particulars only:

        1. PREMISES:

           The Premises is hereby amended to include an additional 2,495 square feet (the "Expansion Space") making the Premises square footage 8,812 square feet. The space is depicted on Exhibit "A" attached hereto.

        2. BASE RENTAL:

           The Base Rental is amended as follows:

           September 1, 1999 - September 30, 1999 - $8,527.95 per month October 1, 1999 - September 30, 2001 - $11,896,20 per month
           October 1, 2001 - September 30, 2002 - $12,372.05 per month
           October 1, 2002 - September 30, 2003 - $12,867.28 per month
           October 1, 2003 - September 30, 2004 - $13,381.90 per month

        3. TENANT IMPROVEMENTS:

           Lessor agrees to provide for the following tenant improvements at Lessor's sole cost and expense. Except for the improvements listed below, Lessee agrees to accept the Premises in its "AS IS" condition.

           a. Demolish the Expansion Space to provide an open floor plan to adjoin the Original Premises.

           b. Carpet and paint the Expansion Space with building standard finishes.

           c. Provide a maximum of 8 power poles for the Expansion Space.

           d. Build a conference room wall and doorway as depicted on Exhibit
              "A".

        4. OPERATING HOURS:

           Operating hours for the Premises shall be as follows:

           Monday through Friday        7am to 12am

           Saturday:                    7am to 12am

           Sunday                       7am to 12am

Because Lessee's hours of operation are more than provided for in the Lease, Lessee agrees to reimburse Lessor for the cost of such excess utility usage based on the following formula and assumptions. Such amount is payable as rent and shall be paid by Lessee to Lessor monthly with Lease Base Rent.




ASSUMPTIONS:

Lessor's estimate of utility cost for the building for one year       $23,229
(Subject to change):

Percentage allocations of cost for the Premises:                          80%
(20% allocated for common area/after hours)

Total excess hours of operation per year:                               1,924

Total normal work hours per standard/lease per year:                    2,808

Square footage of Premises:                                             8,812

FORMULA: (All numbers are annual, unless noted)

Total Building Bill:                                                  $23,233.00
x 80%                                                                         80

                                                                      ----------
Adjusted Bill:                                                         18,578.40

Adjusted Building Bill:                                               $18,578.40
Actual Working Hours                                                       2,808

                                                                      ----------
Cost Per Hour                                                             6.6162


Cost Per Hour:                                                        $     6.62
  Bldg. Sq. Ft.                                                            16016

                                                                      ----------
Cost Per Sq. Ft. Per Hour:                                                .00041

Cost Per Sq. Ft. Per Hour:                                            $   .00041
x Premises Sq. Ft.                                                          8812


                                                                      ----------
Total Cost Per Hour:                                                        6.61


Total Cost Per Hour:                                                  $     3.61
x Excess Hours                                                             1.924

                                                                      ----------
Annual Cost:                                                            6,945.64



Annual Cost:                                                          $6945.64
  12 months                                                                 12

                                                                      --------
Cost Per Month                                                        $ 578.80


6.   OPERATING EXPENSES:

     Paragraph 7.2 of the lease shall be amended to increase Lessee's prorata percentage to 6.83 percent.

7.   RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE:

     Paragraph 3 of The Addendum To Lease is hereby deleted in its entirety.

8.   LIMITATION OF AMENDMENT:

     All other terms and conditions of the Lease shall remain unchanged and if full force and effect.




LESSOR:                                 LESSEE:

Signature Services                      Advance Paradigm Inc. a Delaware
a California Corporation                corporation


BY: /s/ CHAD HORNING                    BY: /s/ [Signature Illegible]
    ----------------------------            -----------------------------
    Chad Horning/Vice President             Mark Story/Vice President of
                                            Quality

DATE:     11/15/99                      DATE:        10/28/99
      --------------------------              ---------------------------

                            SECOND AMENDMENT TO LEASE


THIS SECOND AMENDMENT TO LEASE ("Amendment") is entered into by and between Signature Services a California Corporation ("Lessor") and Advance Paradigm Inc. A Delaware corporation with respect to that certain Lease for office space located at 11344 Coloma Road suite 345, Gold River, CA 95670 dated May 18, 1999 by and between Lessor and Lessee hereinafter referred to as (the "Lease"). Capitalized terms used herein shall have the same meaning as set forth in the Lease unless otherwise defined herein.

NOW, THEREFORE, in consideration of the mutual covenants contained here in, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Lease in the following particulars only:

     1.   PREMISES:

          The Premises is hereby amended to include an additional 3,250 square feet (the "Expansion Space") making the total Premises 12,062 rentable square feet. The Expansion Space is depicted on Exhibit "A" attached hereto.

     2.   BASE RENTAL:

          The Base Rental is amended as follows:

          September 1, 1999 - September 30, 1999 = $8,527.95 per month October 1, 1999 - November 30, 1999 = $11,896.20 per month
          December 1, 1999 - September 30, 2001 = $16,283.70 per month October 1, 2001 - September 30, 2002 = $16,935.04 per month
          October 1, 2002 - September 30, 2003 = $17,612.93 per month
          October 1, 2003 - September 30, 2004 = $18,317.35 per month

     3.   TENANT IMPROVEMENTS:

          Lessor agrees to provide for the following tenant improvements at Lessor's sole cost and expense. Except for the improvements listed below, Lessee agrees to accept the Premises in its "AS IS" condition.

          a. Carpet and paint the Expansion Space with building standard finishes.

          b.   Provide a maximum of 4 power poles for the Expansion Space.

          c. Install a 4x5 closet for telcom termination for the second floor Expansion Space.

     4.   OPERATING HOURS:

          Operating hours for the Premises shall be as follows:

          Monday through Friday         7am to 12am

          Saturday:                     7am to 12am

          Sunday                        7am to 12am

          Because Lessee's hours of operation are more than provided for in the Lease, Lessee agrees to reimburse Lessor for the cost of such excess utility usage based on the following formula and assumptions. Such amount is payable as rent and shall be paid by Lessee to Lessor monthly with Lessees Base Rent.

                                                                 [INITIAL STAMP]

ASSUMPTIONS:

Lessor's estimate of utility cost for the building for one year
(Subject to change):                                                  $   23,229

Percentage allocations of cost for the Premises:
(20% allocated for common area/after hours)                                   80%

Total excess hours of operation per year:                                  1,924

Total normal work hours per standard/lease per year:                       2,808

Square footage of Premises:                                               12,062

FORMULA: (All numbers are annual, unless noted)

Total Building Bill:                                                  $23,233.00
x 80%                                                                         80
                                                                      ----------
Adjusted Bill:                                                         18,578.40

Adjusted Building Bill:                                               $18,578.40
Actual Working Hours                                                       2,808
                                                                      ----------
Cost Per Hour                                                             6.6162

Cost Per Hour:                                                        $     6.62
  Bldg. Sq. Ft.                                                           16,016
                                                                      ----------
Cost per Sq. Ft. Per Hour:                                                .00041

Cost per Sq. Ft. Per Hour:                                            $   .00041
x Premises Sq. Ft.                                                        12.062
                                                                      ----------
Total Cost Per Hour:                                                        4.95

Total Cost Per Hour:                                                  $     4.95
x Excess Hours                                                             1,924
                                                                      ----------
Annual Cost:                                                            9,523.80

Annual Cost:                                                          $ 9,523.80
  12 months                                                                   12
                                                                      ----------
Cost Per Month                                                        $   793.65

                                                                 [INITIAL STAMP]

     6.   OPERATING EXPENSES:

          Paragraph 7.2 of the lease shall be amended to increase Lessee's prorata percentage to 9.35 percent.

     7.   RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE:

          Paragraph 3 of The Addendum To Lease is hereby deleted in its entirety.

     8.   OPTION TO TERMINATE

          A. Termination Date. Provided Lessee is not in default under this Lease and subject to paragraph 15 of this Lease, Lessee shall have an Option (the "Termination Option") to terminate this Lease, effective as of one of the following dates: December 31, 2001, December 31, 2002, December 31, 2003 and December 31, 2004 (the "Termination Date") subject to the following terms and conditions:

               i. Notice. Lessee gives Lessor a written notice of Lessee's election to exercise the Termination Option, which notice must be received by Lessor not later than 4 months prior to the desired Termination Date; and

               ii. Termination Fee. Lessee pays to Lessor concurrently with Lessee's notice to exercise the Termination Option, a cash lease termination fee (the "Fee") in the amount of:

                    a.   Nine thousand one hundred twenty six dollars.
                         ($9126.00)

          B. Terms. If Lessee timely and properly exercises the Termination Option, (i) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Lessee of the Fee); (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive.

     9.   LIMITATION OF AMENDMENT:

          All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

     LESSOR:                                   LESSEE:

     Signature Services                        Advance Paradigm Inc., a Delaware
     a California Corporation                  corporation

     BY: /s/ CHAD HORNING                      BY: /s/ MARK STORY
        -------------------------------           -----------------------------
        Chad Horning/Vice President               Mark Story/Vice President of
                                                  Quality

     DATE: 1/14/00                             DATE: 11/30/99
          -----------------------------             ---------------------------

                                  Paqe 3 of 3

                                 EXHIBIT "A"


                                 [FLOOR PLAN]

                            THIRD AMENDMENT TO LEASE


THIS THIRD AMENDMENT TO LEASE ("Amendment") is entered into by and between Signature Services California Corporation ("Lessor") and Advance Paradigm Inc. A Delaware corporation with respect to that certain Lease for office space located at 11344 Coloma Road suite 345, Gold River, CA 95670 dated May 18, 1999 by and between Lessor and Lessee hereinafter referred to as (the "Lease"). Capitalized terms used herein shall have the same meaning as set forth in the Lease unless otherwise defined herein.

NOW, THEREFORE, in consideration of the mutual covenants contained here in, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the Lease in the following particulars only:

     1.   PREMISES:

          The Premises is hereby amended to include an additional 5319 square feet (the "Expansion Space") making the total Premises 17381 rentable square feet. The Expansion Space is depicted on Exhibit "A" attached hereto.

     2.   BASE RENTAL:

          The Base Rental is amended as follows:

          December 1, 1999 - March 31, 2000 = $16,283.70 per month
          April 1, 2000 - March 31, 2001 = $23,464.35 per month
          April 1, 2001 - March 31, 2002 = $24,333.40 per month
          April 1, 2002 - March 31, 2003 = $25,202.45 per month
          April 1, 2003 - March 31, 2004 = $26,071.50 per month

     3.   TENANT IMPROVEMENTS

          Lessor agrees to provide for the following tenant improvements at Lessor's sole cost and expense. Except for the improvements listed below, Lessee agrees to accept the Premises in its "AS IS" condition.

          a. Carpet and paint the Expansion Space with building standard finishes.

          b. Provide a maximum of 5 power poles for the Expansion Space.

          c. Install a 4x5 closet for telcom termination for the second floor Expansion Space.

          d. Complete TI in expansion space as noted on drawing in Attachment A.


[INITIAL STAMP]


          The improvement will be completed and the premises ready for occupancy not later than April 1, 2000.

     4.   OPERATING HOURS/MISC.:

          The cost for excess utility usage shall be amended to $l,143.66 per month due to the increase in the square footage which is calculated in accordance with BOMA standards and the projects 10% load factor. As Lessee's hours of operation are beyond Lessor's normal hours of operation, Lessee agrees to reimburse Lessor for the additional costs incurred for any day porters as Lessor deems reasonably necessary for stocking restrooms, grounds pick up and the like.


                                                                 [INITIAL STAMP]

     5.   OPERATING EXPENSES:

          Paragraph 7.2 of the lease shall be amended to increase Lesses's prorata percentage to 13.47 percent.

     6.   RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE:

          Paragraph 3 of The Addendum To Lease is hereby deleted in its entirety.

     7.   OPERATING HOURS/MISC.:

          A. Termination Date. Provided Lessee is not in default under this Lease and subject to paragraph 15 of this Lease, Lessee shall have an Option (the "Termination Option") to terminate this Lease, effective as of one of the following dates: April 1, 2002 and April 1, 2003 (the "Termination Date") subject to the following terms and conditions:

          I. Notice. Lessee gives Lessor a written notice of Lessee's election to exercise the Termination Option, which notice must be received by Lessor not later than 6 months prior to the desired Termination Date; and

          ii. Termination Fee. Lessee pays to Lessor concurrently with Lessee's notice to exercise the Termination Option, a cash lease termination fee (the "Fee") in the amount of:

               a. Nine thousand one hundred twenty six dollars. ($9,126.00) and

               b. Payment of $12,142.50 if Lessee exercises Termination Option effective April 1, 2002 or payment of $6,071.25 if Lessee exercises Termination Option effective April 1, 2003


[INITIAL STAMP]


          B. Terms. If Lessee timely and properly exercises the Termination Option, (1) all rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Lessee of the Fee): (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this Lease, expressly survive.

     8.   LIMITATION OF AMENDMENT:

          All other terms and conditions of the Lease shall remain unchanged and in full force find effect.



LESSOR:                                     LESSEE:

Signature Services                          Advance Paradigm Inc. a Delaware
a California Corporation                    corporation


BY: /s/ CHAD HORNING                        BY: /s/ JON S. HALBERT
   ---------------------------                  -------------------------------
   Chad Horning/Vice President                  Jon S. Halbert, COO



DATE: 3/23/00                               DATE: 3/2/00
     -------------------------                   ------------------------------

                               ATTACHMENT "A"

                                [FLOOR PLAN]

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE ("Amendment") is entered into by and between North Parkcenter LLC, a Delaware limited liability company ("Lessor") and AdvancePCS,fka Advance Paradigm Inc., a Delaware corporation ("Lessee") with respect to that certain Lease for office space located at 11344 Coloma Road, Suite 345, Gold River, California 95670 dated May 18, 1999, which was subsequently amended on 10/28/99, 11/30/99 and 3/2/00 by and between Lessor and Lessee hereinafter referred to as the (the Lease"). Capitalized terms used herein shall have the same meaning as set forth in the Lease unless otherwise defined herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, the Parties agree to amend the Lease in the following particulars only:

1. PREMISES:

The Premises is hereby amended to include an additional 3326 square feet (the "Expansion Space") making the total Premises 20,707 rentable square feet. The Expansion space is depicted on Exhibit "A" attached hereto.

2. BASE RENTAL:

The Base Monthly rental shall be amended as follows:

 1/1/01 -- 3/31/01                $28,453.35 per month
 4/1/01 -- 12/31/01               $29,322.40 per month
 1/01/02 -- 3/31/02               $29,488.70 per month
 4/1/02 -- 12/31/02               $30,357.75 per month
 1/1/03 -- 3/31/03                $30,524.05 per month
 4/1/03 -- 12/31/03               $31,393.10 per month
 1/1/04 -- 3/31/04                $31,559.40 per month

3. TENANT IMPROVEMENTS:

Lessor agrees to provide for the following tenant improvements at Lessor's sole cost and expense.

A. Demolish existing offices to create an open office for Lessee's modular furniture.
B.   Carpet and Paint the expansion space with Lessor's standard finishes.
C.   Repair ceiling and replace ceiling tiles where necessary.
D.   Make adjustments to HVAC system to balance area.
E.   Adjust lighting grid as appropriate for workspace design.

     However, should Lessee elect to terminate the lease effective 4/01/02, Lessee shall pay to Lessor the sum of $32,221.00 as a cash lease termination fee for "the Expansion Space" subject to the same terms and conditions as stated on The Third Amendment to Lease. The Termination Fee stated on the Third Amendment to Lease, for Lessee's premises consisting of 17,381 square feet shall remain in full force and effect, and shall be paid in addition to the above stated amount. Should Lessee elect to take the Premises in its "AS IS" condition, the $32,221.00 termination fee stated above with respect to the "Expansion Space" shall not be required with respect to the 4/01/02 Termination Option.

4. OPERATING EXPENSES:

Paragraph 7.2 of the Lease shall be amended to increase Lessee's prorata percentage of operating expenses to 15.5 percent.

5. OPERATING HOURS/MISC.:

The cost for excess utility usage shall be amended to $1336.66 per month due to the increase in the square footage which is calculated in accordance with BOMA standards and the projects 100% load factor. As Lessee's hours of operation are beyond Lessor's normal hours of operation, Lessee agrees to reimburse Lessor for the additional costs incurred for any day porters as Lessor deems reasonably necessary for stocking restrooms, grounds pick up and the like.

6. LIMITATION OF AMENDMENT.

All other terms and conditions of the Lease shall remain unchanged and in full force and effect.

LESSOR:                                      LESSEE:


North Parkcenter LLC, A                      AdvancePCS, fka Advance
Delaware limited liability                   Paradigm Inc., a
Company                                      Delaware corporation


BY: CT California Fund, LLC,
A California limited liability               By: KEN ZADOORIAN
Company                                         --------------------------------
Its: Managing Member                         Name: Ken Zadoorian
  By: CF Fund Manager LLC, a                      ------------------------------
       California limited liability          Title: SVP Human Resources
       Company                                     -----------------------------
      Its: Managing Member

By: /s/ JOHN G. VALENTINE
   ----------------------------------
   John G. Valentine

By: /s/ MARC S. BELLUOMINI
   ----------------------------------
   Marc S. Belluomini

Its: E.V.P.
    ---------------------------------